Schwab Capital Trust
Schwab Balanced Fund

Portfolio Holdings as of July 31, 2023 (Unaudited)

The following are the portfolio holdings as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 7/31/23	BALANCE OF SHARES HELD AT 7/31/23	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.3% OF NET ASSETS

U.S. Stocks 50.4%
Large-Cap 41.9%
Schwab Core Equity Fund	$169,123,771	$23,392,301	($25,507,240)	($5,265,841)	$11,511,624	$173,254,615	8,675,744	$23,392,301
Schwab Select Large Cap Growth Fund *	90,341,359	10,563,661	(19,672,290)	(7,889,363)	25,544,658	98,888,025	4,229,599	10,563,661
						272,142,640
Small-Cap 8.5%
Schwab Small-Cap Equity Fund	55,190,549	4,883,859	(6,312,667)	375,894	852,773	54,990,408	2,846,294	4,883,859
						327,133,048

International Stocks 10.0%
Developed Markets 10.0%
Schwab International Opportunities Fund	57,148,155	2,091,894	(6,960,211)	(1,302,592)	13,789,207	64,766,453	3,134,872	2,091,894

Fixed Income 36.6%
Intermediate-Term Bond 36.6%
Schwab U.S. Aggregate Bond Index Fund	229,130,407	19,124,748	(17,379,117)	(3,694,755)	10,365,481	237,546,764	26,841,442	5,222,766

Money Market Funds 2.3%
Schwab Variable Share Price Money Fund, Ultra Shares, 5.24% (b)	13,833,236	1,485,314	—	—	2,740	15,321,290	15,318,226	500,340
Total Affiliated Underlying Funds (Cost $630,164,102)	$614,767,477	$61,541,777	($75,831,525 )	($17,776,657 )	$62,066,483	$644,767,555		$46,654,821

UNAFFILIATED UNDERLYING FUNDS 0.7% OF NET ASSETS

Money Market Funds 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.19% (b)						$4,552,934	4,552,934
Total Unaffiliated Underlying Funds (Cost $4,552,934)						$4,552,934
Total Investments in Securities (Cost $634,717,036)						$649,320,489

*	Non-income producing security.
(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds. Amounts shown are only presented for affiliated underlying funds.
(b)	The rate shown is the annualized 7-day yield.

Schwab Balanced Fund
Portfolio Holdings (Unaudited) continued

At July 31, 2023, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Balanced Fund
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Mutual funds: Mutual funds are valued at their respective net asset values (NAVs).
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets.These generally include active listed equities, mutual funds, exchange-traded funds (ETFs). Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG46831JUL23